Exhibit 10.8

FIRST AMENDMENT TO PROMISSORY NOTE

THIS FIRST AMENDMENT TO PROMISSORY NOTE (the “Amendment”) is dated as of the 10th day of June, 2025 and is made by and between 1RT Acquisition Corp., a Cayman Islands exempted company and blank check company (the “Maker”) and 1RT Acquisition Sponsor LLC or its registered assigns or successors in interest (the “Payee”).

RECITALS

A.	Maker executed that certain Promissory Note dated December 31, 2024 in the principal sum of up to Three Hundred Thousand dollars ($300,000) (the “Note”).

B.	The Note was scheduled to mature on May 1, 2025. Notwithstanding the prior maturity of the note, the Maker and the Payee intended for the Note to be amended prior to maturity in order to extend the maturity date as contemplated herein.

C.	The Maker and the Payee have agreed to make certain amendments to the Note.

D.	Unless otherwise set forth herein, all other provisions of the Note shall remain in full force and effect.

E.	All capitalized terms not defined in this Amendment will have the meanings given to them in the Note.

In consideration of these promises, the mutual covenants contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1. Section 1 of the Note is hereby amended and restated in its entirety to read as follows:

“Principal. The principal balance of this Note shall be payable by the Maker on the earlier of: (i) September 1, 2025 or (ii) the date on which Maker consummates an initial public offering of its securities (the “IPO”). The principal balance may be prepaid at any time. Under no circumstances shall any individual, including but not limited to any officer, director, employee or shareholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.”

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

MAKER:

1RT ACQUISTION CORP.

By:	/s/ Dan Tapiero
Name:	Dan Tapiero
Title:	Chief Executive Officer

PAYEE:

1RT ACQUISITION SPONSOR LLC
By:	/s/ Dan Tapiero
Name:	Dan Tapiero
Title:	Manager

[Signature page to First Amendment to Promissory Note]